Note 10 - Earnings (Loss) Per Share - Computation of Basic and Diluted Earnings (Loss) Per Share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2020
Net income (loss)	$ 11,541	$ 7,946
Preferred stock dividends	874	874
Net income attributable to redeemable noncontrolling interests	7,805	5,293
Net income attributable to common stockholders	$ 2,862	$ 1,779
Weighted-average common shares outstanding (in shares)	5,261	5,253
Weighted-average unvested restricted stock units (in shares)	289	126
Denominator for diluted earnings per share (in shares)	5,550	5,379
Basic (in dollars per share)	$ 0.54	$ 0.34
Diluted (in dollars per share)	$ 0.52	$ 0.33